UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2019 (April 1, 2019)

THE CONNECTICUT LIGHT AND

POWER COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	0-00404	06-0303850
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Selden Street Berlin, Connecticut	06037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2019, The Connecticut Light and Power Company, doing business as Eversource Energy (the “Company”), issued an additional $300,000,000 aggregate principal amount of its 4.00% First and Refunding Mortgage Bonds, 2018 Series A, due 2048 (the “Series A Bonds”), pursuant to an Underwriting Agreement, dated March 25, 2019, among J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC as representatives of the underwriters named therein, and the Company (the “Underwriting Agreement”).  The additional Series A Bonds are part of the same series of debt securities issued by the Company on March 28, 2018.  Following the closing of this offering, the aggregate principal amount of Series A Bonds outstanding totaled $800,000,000.

The additional Series A Bonds were issued under a Supplemental Indenture, dated as of March 1, 2019, between the Company and Deutsche Bank Trust Company Americas, supplementing the Indenture of Mortgage and Deed of Trust between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of May 1, 1921, as amended and supplemented, including as amended and restated April 7, 2005.  A copy of the Supplemental Indenture, dated as of March 1, 2019, is filed herewith as Exhibit 4.1.  The terms of the Series A Bonds, and the form thereof, were set forth in the Supplemental Indenture, dated as of March 1, 2018, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 2, 2018.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
1	Underwriting Agreement, dated March 25, 2019, among the Company and the Underwriters named therein.
4.1	Supplemental Indenture, dated as of March 1, 2019, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
4.2

Supplemental Indenture establishing the terms of the Series A Bonds, dated as of March 1, 2018, between the Company and Deutsche Bank Trust Company Americas, as Trustee, including the form of the Series A Bond on Schedule A thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 2, 2018).

5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Series A Bonds (including consent).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY

(Registrant)

April 4, 2019

By:

/S/ EMILIE G. O'NEIL

Emilie G. O’Neil

Assistant Treasurer, Corporate Finance

and Cash Management

EXHIBIT INDEX

Exhibit Number	Description
1	Underwriting Agreement, dated March 25, 2019, among the Company and the Underwriters named therein.
4.1	Supplemental Indenture, dated as of March 1, 2019, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
4.2

Supplemental Indenture establishing the terms of the Series A Bonds, dated as of March 1, 2018, between the Company and Deutsche Bank Trust Company Americas, as Trustee, including the form of the Series A Bond on Schedule A thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 2, 2018).

5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Series A Bonds (including consent).